UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 3, 2018

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number Former Name or Former Address, if Changed since Last Report	IRS Employer Identification Number

001-15943	Charles River Laboratories International, Inc. Delaware 251 Ballardvale Street Wilmington, Massachusetts 01887 (781) 222-6000 N/A	06-1397316

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Indenture and Notes

Overview. On April 3, 2018, Charles River Laboratories International, Inc., a Delaware corporation (“Charles River” or the “Company”) entered into an indenture (the “Base Indenture”) as supplemented by a first supplemental indenture (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), by and among the Company, certain of the Company’s U.S. subsidiaries, Charles River Laboratories Ashland, LLC, Charles River Laboratories I Delaware Holdings, Inc., Charles River Laboratories II Delaware Holdings, Inc., Charles River Laboratories SA USA, Inc., Charles River Laboratories, Inc. and CRL Safety Assessment, Inc. (collectively, the “Guarantors”), and MUFG Union Bank, N.A., as trustee (the “Trustee”) in connection with the offering of $500 million aggregate principal amount of the Company’s 5.500% Senior Notes due 2026 (the “Notes”) . A copy of the Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Principal, Maturity and Interest. The Company issued $500 million aggregate principal amount of the Notes. The Notes are general, unsecured, senior obligations of the Company. The Notes will mature on April 1, 2026. Interest on the Notes is payable at a rate of 5.500% per annum, payable semi-annually in arrears on each April 1 and October 1, beginning on October 1, 2018, to holders of record for such Notes on the immediately preceding March 15 and September 15, respectively.

Optional Redemption. The Company may redeem all or part of the Notes at any time prior to April 1, 2021, at its option, at a redemption price equal to 100% of the principal amount of such Notes plus the Applicable Premium (as defined in the Indenture) plus accrued and unpaid interest, if any, to but excluding the redemption date.

The Company may also redeem up to 40% of the Notes with the proceeds of certain equity offerings completed before April 1, 2021, at a redemption price equal to 105.5% of the principal amount of such Notes plus accrued and unpaid interest, if any, to but excluding the redemption date.

On or after April 1, 2021, the Company may on any one or more occasions redeem all or a part of the Notes, at the redemption prices specified in the Indenture, plus accrued and unpaid interest, if any, on the Notes redeemed, to, but excluding, the applicable date of redemption.

Change of Control. Upon the occurrence of a Change of Control Triggering Event (as defined in the Indenture), the Company will be required to offer to repurchase the Notes at a purchase price equal to 101% of the aggregate principal amount of such Notes plus accrued and unpaid interest, if any, to but excluding the date of such purchase.

Note Guarantees. As of the issue date, the Notes are guaranteed fully and unconditionally, jointly and severally, on a senior unsecured basis (the “Note Guarantees”), by the Guarantors. In the future, the Note Guarantees may be released or terminated under certain circumstances.

Covenants and Restrictions. The Indenture contains certain covenants, including, but not limited to, limitations and restrictions on the ability of the Company and its Subsidiaries (as defined in the Indenture) to (i) create certain liens, (ii) enter into any Sale and Leaseback Transaction (as defined in the Indenture) with respect to any property, and (iii) merge, consolidate, sell or otherwise dispose of all or substantially all of their assets. These covenants are subject to a number of important conditions, qualifications, exceptions and limitations.

Neither the Notes nor the Note Guarantees have been or will be registered under the Securities Act and may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

The descriptions and provisions of the Indenture set forth above are summaries only, are not complete and are qualified in their entirety by reference to the full and complete terms contained in the Indenture and the form of Notes, copies of which are attached as Exhibits 4.1, 4.2 and 4.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 3, 2018, Charles River completed its acquisition of ACP Mountain Holdings, Inc. (“ACP Mountain Holdings”), which is now a direct, wholly owned subsidiary of Charles River.

Under the terms of the Agreement and Plan of Merger, dated February 12, 2018, among Charles River, Forest Acquisition Corporation, a wholly owned subsidiary of Charles River (“Merger Sub”), ACP Mountain Holdings, and Avista Capital Partners IV GP, LP, in its capacity as Stockholder’s Representative (the “Merger Agreement”), Merger Sub merged with and into ACP Mountain Holdings for approximately $800 million in cash, subject to certain customary adjustments.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed February 13, 2018 and incorporated by reference herein.

Charles River funded the merger consideration with cash on hand and proceeds from the Notes described in Item 8.01 of this Current Report on Form 8-K and the Eighth Amended and Restated Credit Agreement dated March 26, 2018, by and among Charles River, certain financial institutions and JPMorgan Chase Bank, N.A., as administrative agent (the “Credit Agreement”). The Credit Agreement is described in Item 2.03 of the Company’s Current Report on Form 8-K filed March 26, 2018, which description is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 relating to the Indenture and the Notes is contained in Item 1.01 above and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On April 3, 2018, Charles River issued a press release announcing the completion of the acquisition. A copy of the press release is attached hereto as Exhibit 99.1. The information being furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as expressly set forth by reference in such filing.

Item 8.01 Other Events.

Senior Notes Offering

On April 3, 2018, Charles River issued a press release announcing the closing of the offering of $500 million aggregate principal amount of 5.500% senior unsecured notes due 2026. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The historical financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment no later than June 19, 2018.

(b) Pro Forma Combined Financial Information

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment no later than June 19, 2018.

(d)       Exhibits.

4.1	Base Indenture, dated as of April 3, 2018, by and between the Company and MUFG Union Bank, N.A., as trustee.

4.2	Supplemental Indenture, dated as of April 3, 2018, by and among the Company, the Guarantors and MUFG Union Bank, N.A., as trustee.

4.3	Form of Note for 5.500% Senior Notes due 2026 (included with Exhibit 4.2).

99.1	Press Release dated April 3, 2018 regarding completion of the acquisition.

99.2	Press Release dated April 3, 2018 regarding closing of the notes offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 3, 2018	CHARLES RIVER LABORATORIES INTERNATIONAL, INC. (Registrant)

	By:	/s/ Matthew Daniel
		Name:	Matthew Daniel
		Title:	Corporate Senior Vice President & Deputy General Counsel